                                                    January 14, 1997


Barnett Banks, Inc.
50 North Laura Street
Jacksonville, Florida 32202

Gentlemen:

         Each of the undersigned (a "Stockholder") beneficially owns and has sole voting power with respect to the number of shares of Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share (collectively, the "Shares"), of Oxford Resources Corp., a New York corporation (the "Company"), indicated opposite such Stockholder's name below.

         Simultaneously with the execution of this letter agreement, Barnett Banks, Inc., a Florida corporation ("Parent"), and the Company are entering into an Agreement and Plan of Merger (the "Merger Agreement") providing, among other things, for the merger of a subsidiary of Parent with and into the Company (the "Merger"). We understand that Parent has undertaken and will continue to undertake substantial expenses in connection with the negotiation and execution of the Merger Agreement and the subsequent actions necessary to consummate the Merger and the other transactions contemplated by the Merger Agreement.

         In consideration of, and as a condition to, Parent's entering into the Merger Agreement, and in consideration of the expenses incurred and to be incurred by Parent in connection therewith, each Stockholder agrees as follows:

         1. Each Stockholder shall vote or cause to be voted for the approval of the Merger Agreement and the Merger, and shall vote or cause to be voted against the approval of any other Acquisition Transaction (as such term is defined in the Stock Option Agreement, dated as

Barnett Banks, Inc.
January 14, 1997
Page 2

of January 14, 1997, between the Company and Parent), all of the Shares that such Stockholder shall be entitled to so vote, whether such Shares are held by such Stockholder on the date of this letter agreement or are subsequently acquired in any fashion, including, without limitation, pursuant to the exercise of stock options or conversion of shares of Class B Common Stock.

         2. Each Stockholder shall not, directly or indirectly, sell, assign, transfer or otherwise dispose of (including, without limitation, (i) by the creation of a Lien (as defined in paragraph 3 below) (ii) the transfer or exchange of Class B Common Stock for Class A Common Stock) or permit to be sold, assigned, transferred or otherwise disposed of any Shares owned by such Stockholder, whether such Shares are held by such Stockholder on the date of this letter agreement or are subsequently acquired in any fashion, including, without limitation, pursuant to the exercise of stock options or conversion of shares of Class B Common Stock, except for transfers by will or by operation of law or, in the case of a trust, as required by the governing trust documents (in which case this letter agreement shall bind the transferee). Any sale, assignment, transfer or other disposition in violation of the provisions hereof shall be null and void.

         3. Each Stockholder severally represents that such Stockholder has the complete and unrestricted power and the unqualified right to enter into and perform the terms of this letter agreement. Each Stockholder further severally represents that this letter agreement constitutes a valid and binding agreement with respect to such party, enforceable against such party in accordance with its terms. Each Stockholder severally represents that such Stockholder owns the number of Shares indicated opposite such Stockholder's name below, free and clear of any liens, claims, charges or other encumbrances and restrictions of any kind whatsoever ("Liens"), and has sole and unrestricted voting power with respect to such Shares.

         4. Notwithstanding anything herein to the contrary, the agreements contained herein shall remain in full force and effect until the earlier of (i) the consummation of the Merger or (ii) the termination of the Merger Agreement in accordance with Article VIII thereof, except that any such termination shall be without preju-

Barnett Banks, Inc.
January 14, 1997
Page 3


dice to your rights arising out of any breach of any agreement or representation contained herein.

         5. Each Stockholder has signed this letter agreement intending to be bound severally thereby and not to be bound as joint obligors.

         6. This letter agreement is to be governed by the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof. If any provision hereof is deemed unenforceable, the enforceability of the other provisions hereof shall not be affected.

         Please confirm our agreement with you by signing a copy of this letter.



                                       /s/ Michael C. Pascucci
                                       ---------------------------------
                                       Michael C. Pascucci



                                       /s/ Christopher S. Pascucci
                                       ---------------------------------
                                       Christopher S. Pascucci



                                       /s/ Dawn Pascucci Barnard
                                       ---------------------------------
                                       Dawn Pascucci Barnard



                                       /s/ Ralph P. Pascucci
                                       ---------------------------------
                                       Ralph P. Pascucci



                                       /s/ John A. Danzi
                                       ---------------------------------
                                       John A. Danzi



                                       /s/ Mark A. Freeman
                                       ---------------------------------
                                       Mark A. Freeman

Barnett Banks, Inc.
January 14, 1997
Page 4


                             MICHAEL C. & JOCELYN PASCUCCI, TRUST-
                             EES UA DTD 12/2/82


                             By: /s/ Michael C. Pascucci
                                -------------------------------------
                                 Michael C. Pascucci, Trustee


                             By: /s/ Jocelyn Pascucci
                                 ------------------------------------
                                 Jocelyn Pascucci, Trustee


                             MICHAEL C. & CHRISTOPHER S. PASCUCCI,
                             TRUSTEES UA DTD 12/21/93


                             By: /s/ Michael C. Pascucci
                                 -----------------------------------
                                 Michael C. Pascucci, Trustee


                             By: /s/ Christopher S. Pascucci
                                 -----------------------------------
                                 Christopher S. Pascucci, Trustee


                              MICHAEL C. PASCUCCI TRUST UAD 12/21/95


                             By: /s/ Christopher S. Pascucci
                                 -----------------------------------
                                 Christopher S. Pascucci, Trustee


                             By: /s/ Ralph P. Pascucci
                                 ------------------------------------
                                 Ralph P. Pascucci, Trustee


                              MICHAEL C. PASCUCCI 5 YEAR GRANTOR
                                       TRUST UAD 4/4/95


                             By: /s/ Michael C. Pascucci
                                 ------------------------------------
                                 Michael C. Pascucci, Trustee


                             By: /s/ Christopher S. Pascucci
                                 ------------------------------------
                                 Christopher S. Pascucci, Trustee

Barnett Banks, Inc.
January 14, 1997
Page 5


                             MICHAEL C. PASCUCCI 8 YEAR GRANTOR
                             TRUST UAD 4/4/95


                             By: /s/ Michael C. Pascucci
                                 -----------------------------------
                                 Michael C. Pascucci, Trustee


                             By: /s/ Christopher S. Pascucci
                                 -----------------------------------
                                 Christopher S. Pascucci, Trustee


                             MICHAEL C. PASCUCCI 10 YEAR GRANTOR
                             TRUST UAD 4/4/95


                             By: /s/ Michael C. Pascucci
                                 ------------------------------------
                                 Michael C. Pascucci, Trustee


                             By: /s/ Christopher S. Pascucci
                                 ------------------------------------
                                 Christopher S. Pascucci, Trustee


                             JOCELYN A. PASCUCCI 5 YEAR GRANTOR
                             TRUST UAD 4/4/95


                             By: /s/ Michael C. Pascucci
                                 ------------------------------------
                                 Michael C. Pascucci, Trustee


                             By: /s/ Christopher S. Pascucci
                                 ------------------------------------
                                 Christopher S. Pascucci, Trustee


                             JOCELYN A. PASCUCCI 8 YEAR GRANTOR
                             TRUST UAD 4/4/95


                             By: /s/ Michael C. Pascucci
                                 ------------------------------------
                                 Michael C. Pascucci, Trustee


                             By: /s/ Christopher S. Pascucci
                                 ------------------------------------
                                 Christopher S. Pascucci, Trustee

Barnett Banks, Inc.
January 14, 1997
Page 6


                                       JOCELYN A. PASCUCCI 10 YEAR GRANTOR
                                       TRUST UAD 4/4/95


                                       By: /s/ Michael C. Pascucci
                                           ------------------------------------
                                           Michael C. Pascucci, Trustee


                                       By: /s/ Christopher S. Pascucci
                                           -------------------------------------
                                           Christopher S. Pascucci, Trustee


                                       MICHAEL C. PASCUCCI 2 YEAR GRANTOR
                                       TRUST UAD 12/2/96


                                       By: /s/ Michael C. Pascucci
                                           -------------------------------------
                                           Michael C. Pascucci, Trustee


                                       By: /s/ Christopher s. Pascucci
                                           -------------------------------------
                                           Christopher s. Pascucci, Trustee


                                       By: /s/ Ralph P. Pascucci
                                           -------------------------------------
                                           Ralph P. Pascucci, Trustee


                                       PASCUCCI FAMILY FOUNDATION


                                       By: /s/ Michael C. Pascucci
                                           -------------------------------------
                                           Michael C. Pascucci, Trustee


                                       By: /s/ Ralph P. Pascucci
                                           -------------------------------------
                                           Ralph P. Pascucci, Trustee


                                       By: /s/ Christopher S. Pascucci
                                           -------------------------------------
                                           Christopher S. Pascucci, Trustee

Barnett Banks, Inc.
January 14, 1997
Page 7


                                       CHRISTOPHER S. PASCUCCI 2 YEAR GRANT-
                                       OR TRUST UADTD 12/2/96




                                       By: /s/ Michael C. Pascucci
                                          -------------------------------------
                                            Michael C. Pascucci, Trustee


                                       By: /s/ Christopher S. Pascucci
                                          -------------------------------------
                                            Christopher S. Pascucci, Trustee


                                       By: /s/ Ralph P. Pascucci
                                          -------------------------------------
                                            Ralph P. Pascucci, Trustee


                                       CHRISTOPHER S. PASCUCCI 5 YEAR GRANT-
                                       OR TRUST UADTD 12/2/96


                                       By: /s/ Michael C. Pascucci
                                          -------------------------------------
                                            Michael c. Pascucci, Trustee


                                       By: /s/ Christopher S. Pascucci
                                          -------------------------------------
                                            Christopher S. Pascucci, Trustee


                                       By: /s/ Ralph P. Pascucci
                                          -------------------------------------
                                            Ralph P. Pascucci, Trustee


                                       CHRISTOPHER S. PASCUCCI 8 YEAR GRANT-
                                       OR TRUST UADTD 12/2/96


                                       By: /s/ Michael C. Pascucci
                                          -------------------------------------
                                            Michael C. Pascucci, Trustee


                                       By: /s/ Christopher S. Pascucci
                                          -------------------------------------
                                            Christopher S. Pascucci, Trustee

Barnett Banks, Inc.
January 14, 1997
Page 8


                                       By: /s/ Ralph P. Pascucci
                                          -------------------------------------
                                            Ralph P. Pascucci, Trustee


                                       MC, CS & RP TRUSTEES UA DTD 12/31/94
                                       (FBO MICHAEL A. PASCUCCI)


                                       By: /s/ Michael C. Pascucci
                                          -------------------------------------
                                            Michael C. Pascucci, Trustee


                                       By: /s/ Christopher S. Pascucci
                                          -------------------------------------
                                            Christopher S. Pascucci, Trustee


                                       By: /s/ Ralph P. Pascucci
                                          -------------------------------------
                                            Ralph P. Pascucci, Trustee

                                       RALPH P. PASCUCCI 2 YEAR GRANTOR
                                       TRUST UADTD 12/2/96


                                       By: /s/ Michael C. Pascucci
                                          -------------------------------------
                                            Michael C. Pascucci, Trustee


                                       By: /s/ Christopher S. Pascucci
                                          -------------------------------------
                                            Christopher S. Pascucci, Trustee


                                       By: /s/ Ralph P. Pascucci
                                          -------------------------------------
                                            Ralph P. Pascucci, Trustee


                                       RALPH P. PASCUCCI 5 YEAR GRANTOR
                                       TRUST UADTD 12/2/96


                                       By: /s/ Michael C. Pascucci
                                          -------------------------------------
                                            Michael C. Pascucci, Trustee


                                       By: /s/ Christopher S. Pascucci
                                          -------------------------------------
                                            Christopher S. Pascucci, Trustee

Barnett Banks, Inc.
January 14, 1997
Page 9



                                       By: /s/ Ralph P. Pascucci
                                          -------------------------------------
                                            Ralph P. Pascucci, Trustee


                                       MEGAN A. DANZI TRUST UADTD 10/25/96


                                       By: /s/ John A. Danzi
                                          -------------------------------------
                                            John A. Danzi, Trustee


                                       By: /s/ Robert Danzi
                                          -------------------------------------
                                            Robert Danzi, Trustee


                                       SAMANTHA D. SENNELLO TRUST UADTD
                                       10/25/96


                                       By: /s/ John A. Danzi
                                          -------------------------------------
                                            John A. Danzi, Trustee


                                       By: /s/ Robert Danzi
                                          -------------------------------------
                                            Robert Danzi, Trustee


                                       DOUGLAS M. DANZI TRUST UADTD 10/25/96


                                       By: /s/ John A. Danzi
                                          -------------------------------------
                                            John A. Danzi, Trustee


                                       By: /s/ Robert Danzi
                                          -------------------------------------
                                            Robert Danzi, Trustee


                                       NICOLE J. YEZULINAS TRUST UADTD 10/25/96


                                       By: /s/ John A. Danzi
                                          -------------------------------------
                                            John A. Danzi, Trustee

Barnett Banks, Inc.
January 14, 1997
Page 10


                                       By: /s/ Robert Danzi
                                          -------------------------------------
                                            Name:  Robert Danzi


                                       NICHOLAS J. SENNELLO TRUST UADTD
                                       10/25/96


                                       By:  /s/ John A. Danzi
                                          -------------------------------------
                                            John A. Danzi, Trustee


                                       By:  /s/ Robert Danzi
                                          -------------------------------------
                                            Robert Danzi, Trustee

                                       JOHN M. DANZI TRUST UADTD 10/25/96


                                       By:  /s/ John A. Danzi
                                          -------------------------------------
                                            John A. Danzi, Trustee


                                       By:  /s/ Robert Danzi
                                          -------------------------------------
                                            Robert Danzi, Trustee




AGREED TO AND ACCEPTED
THIS 14th DAY OF JANUARY, 1997

BARNETT BANKS, INC.


By /s/ Hinton F. Nobles, Jr.
  -----------------------------
   Name:  Hinton F. Nobles, Jr.
   Title: Exec. Vice President

                                              SCHEDULE A



                                                         Number of           Number of
                                                          Class A              Class B
Stockholder                                                Shares              Shares               Voting %
-----------                                              ----------          ----------             --------

MICHAEL C. & JOCELYN PASCUCCI TRUSTEES UA DTD 12/2/82           5,276             619,420                   7.86%
MICHAEL C. & CHRISTOPHER S. PASCUCCI, TRUSEES UA DTD 12/21/93       0                   0                   0.00%
MICHAEL C. PASCUCCI                                           463,345              57,905                   1.32%
MICHAEL C. PASCUCCI TRUST UAD 12/21/95                              0             137,742                   0.26%
MICHAEL C. PASCUCCI 5YR GRANTOR TRUST UAD 4/4/95                    0             231,769                   2.94%
MICHAEL C. PASCUCCI 8YR GRANTOR TRUST UAD 4/4/95                    0             480,630                   6.09%
MICHAEL C. PASCUCCI 10YR GRANTOR TRUST UAD 4/4/95                   0             243,074                   3.08%
JOCELYN A. PASCUCCI 5YR GRANTOR TRUST UAD 4/4/95                    0             231,769                   2.94%
JOCELYN A. PASCUCCI 8YR GRANTOR TRUST UAD 4/4/95                    0             480,630                   6.09%
JOCELYN A. PASCUCCI 10YR GRANTOR TRUST UAD 4/4/95                   0             243,074                   3.08%
MICHAEL C. PASCUCCI 2YR GRANTOR TRUST UAD 12/2/96                   0           1,100,000                  13.95%
PASCUCCI FAMILY FOUNDATION                                          0              18,900                   0.24%
CHRISTOPHER S. PASCUCCI                                           240             229,480                   2.91%
CHRISTOPHER PASCUCCI 2YR GRANTOR TRUST UADTD 12/2/96          180,365                   0                   0.23%
CHRISTOPHER S. PASCUCCI 5YR GRANTOR TRUST UADTD 12/2/96             0             928,426                  11.77%
CHRISTOPHER S. PASCUCCI 8YR GRANTOR TRUST UADTD 12/2/96             0             369,597                   4.69%
DAWN PASCUCI BARNARD                                              475             266,389                   3.38%
MC, CS & RP, TRUSTEES UA DTD 12/31/94 (FBO MICHAEL A. PASCUCCI)   475             266,389                   3.38%
RALPH P. PASCUCCI                                                 475             614,688                   7.79%
RALPH P. PASCUCCI 2YR GRANTOR TRUST UADTD 12/2/96              77,300                   0                   0.10%
RALPH P. PASCUCCI 5YR GRANTOR TRUST UADTD 12/2/96                   0             122,700                   1.56%
JOHN A. DANZI                                                 617,095                   0                   0.78%
MEGAN A. DANZI TRUST UADTD 10/25/96                               800                   0                   0.00%
SAMANTHA D. SENNELLO TRUST UADTD 10/25/96                         800                   0                   0.00%
DOUGLAS M. DANZI TRUST UADTD 10/25/96                             800                   0                   0.00%
NICOLE J. YEZULINAS TRUST UADTD 10/25/96                          800                   0                   0.00%
NICHOLAS J. SENNELLO TRUST UADTD 10/25/96                         800                   0                   0.00%
JOHN M. DANZI TRUST UADTD 10/25/96                                800                   0                   0.00%

                                                  11


                                                         Number of           Number of
                                                          Class A              Class B
Stockholder                                                Shares              Shares               Voting %
-----------                                              ----------          ----------             --------

MARK A. FREEMAN                                                   733                   0.0                 2.77%
------------------------------------------------------------------------------------------------------------------------
TOTAL                                                       1,350,579           6,642,582                  85.9

                                                  12